United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

Date of Report:	April 28, 2005
Date of earliest event reported:	April 28, 2005

Carpenter Technology Corporation

(Exact Name of Registrant as specified in its charter)

Commission File No.: 1-5828

Delaware	23-0458500
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
P.O. Box 14662 Reading, Pennsylvania	19612
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (610)208-2000.

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 - Departure of Directors or Principal Officers: Election of Directors: Appointment of Principal Officers

          (b)  Effective on April 28, 2005, Dr. C. Paul Robinson resigned from the Board of Directors of Carpenter Technology Corporation due to the press of other commitments and schedule conflicts.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2005	Carpenter Technology Corporation (Registrant) By: /s/ David A. Christiansen David A. Christiansen Vice President, General Counsel and Secretary